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                                                                    EXHIBIT 10.8

                 CONSULTANT'S INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT made as of October 25, 1999

BETWEEN:

VIBRO-TECH INDUSTRIES INC., a corporation subsisting under the laws of the state of Delaware, having a place of business at Suite 201-11240 Bridgeport Road, Richmond, British Columbia V6X 1T2

                                 ("Vibro-Tech")

AND:

DR. MILES PRICE, Businessman, having a place of business at 3643 Marine Drive, West Vancouver, B. C. V7V IN3

                               (the "Consultant")

WHEREAS:

A. The Company's common shares are not traded through the facilities of any exchange or quoted through the facilities of any service; and

B. The Company wishes to grant to the Consultant in his capacity as a Consultant of the Company as engaged by an agreement dated October 25, 1999 an option to purchase common shares of the Company; and

C. The Purchaser is not, or not will be, an affiliate of the Company as interpreted under the Securities Act of 1933 (U.S.)

WITNESSES that the parties mutually covenant and agree as follows:

ARTICLE 1 DEFINITIONS AND INTERPRETATION

1.01 In this Agreement, including the recitals and schedules to this Agreement, unless the context otherwise requires:

B.C. Act means the Securities Act (B.C.), as amended from time to time.

Consultant means Dr. Miles Price.

Exchange means the OTC Bulletin Board.

Exercise Price means US$0.15 per Optioned Share.

Expiry Date means 5:00 p.m., Vancouver time, on June 30, 2003.

Optioned Shares means 30,000 Shares.

Registrar means the Registrar of Securities under the Securities Act.

Securities Act means the Securities Act of 1933 (U.S.), as amended from time to time.

Securities Exchange Act means the Securities Exchange Act of 1934 (U.S.), as amended from time to time.

Share or Shares means a common share or common shares of the Company as constituted on July 1, 1999.

1.02 The captions, section numbers and article numbers appearing in this Agreement are inserted for convenience of reference only and will in no way define, limit, constrict or describe the scope or intent of this Agreement nor in any way affect this Agreement.

1.03 This Agreement and all matters arising under this Agreement will be governed by, construed and enforced in accordance with the laws of Delaware and any proceeding commenced or maintained in connection with this Agreement will be so commenced and maintained in the court of appropriate jurisdiction in the City of Wilmington, Delaware to which jurisdiction the parties irrevocably attorn.

1.04 In this Agreement, wherever the context requires, words importing the singular number will include the plural and vice versa, words importing the masculine gender will include the feminine and neuter genders and words importing persons will include firms and corporations and vice versa.

1.05 Unless otherwise stated, a reference in this Agreement to a numbered or lettered article, section, paragraph or subparagraph refers to the article, section, paragraph or subparagraph bearing that number or letter in this Agreement.

1.06 If any covenant or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy such covenant or other provision will be severed; all other terms and conditions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.

ARTICLE 2 GRANT OF OPTION

2.01 On condition that the consulting agreement dated October 25, 1999 between the Company and the Consultant remains a valid and subsisting agreement until December 31, 1999, the Company grants the Consultant an irrevocable, non-transferable and non-assignable option (the "Option") to purchase Optioned Shares for the Exercise Price on the terms and other conditions of this Agreement.

2.02 It is a condition that

(a) there is available to the Consultant under the Securities Act an exemption from the registration exemption found under Rule 504 of Regulation D of the requirements and the prospectus requirements of the Securities Act; and

(b) there is available to the Consultant under the B.C. Act an exemption from the registration requirements of Part I and the prospectus requirements of Part III of the B.C. Act as contained in paragraphs 45(2)(10) and 74(2)(9) respectively or rule 128(g) of the Rules to the Securities Act (British Columbia).

ARTICLE 3 EXERCISE OF OPTION

3.01 The Consultant may exercise the Option from time to time with respect to all or part of the Optioned Shares or Optioned Shares remaining unpurchased.

     3.10 The Option will be exercised by the Consultant or his legal personal representative by delivering to the principal business office of the Company in Richmond, British Columbia or such other place as is designated by the Company from time to time:

(a) a notice stating the number of Optioned Shares being purchased; and

(b) a certified check or bank draft in favor of the Company drawn in United States dollars for the product of the number of Optioned Shares being purchased and the Exercise Price.

3.03 On exercise of Option, the Company will forthwith cause its transfer agent to deliver to any of the Consultant, his legal representative or such other person as the Consultant may otherwise direct in the notice of exercise of the Option a certificate or certificates in the name of any of the Consultant, his legal representative or such other person as the Consultant may otherwise direct in the notice of exercise of the Option representing such number of Shares for which payment has been made.

3.04 Nothing in this Agreement obligates or will obligate the Consultant to purchase or pay for any Optioned Shares except those Optioned Shares in respect of which the Consultant has exercised the Option in the manner prescribed.

3.05 If the Optioned Shares have not been registered under the Securities Act, the certificate or certificates representing the Optioned Shares, will be endorsed with a legend as follows:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), THE DELAWARE STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITES ACT AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, OR (2) AT THE OPTION OF THE COMPANY, UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL FOR THE TRANSFEROR, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO THE PROVISIONS OF RULE 144 AND THE RESTRICTION CONTAINED THEREUNDER.

3.06 The Consultant acknowledges that the Option and the Optioned Shares, if any, are issued pursuant to the exemption from the registration requirements contained in Rule 504 of Regulation D of the Securities Act and exemption from the prospectus and registration requirements of the B.C. Act and that:

(a) the Shares and the Optioned Shares have not been registered under the Securities Act or any state or provincial securities laws, and are being offered in reliance on Rule 504 of Regulation D contained in the Securities Act and certain other exemptions in state or provincial securities laws;

(b) if the Optioned Shares have not been registered under the Securities Act, the Optioned Shares will not be sold or transferred except pursuant to:

(i) an effective registration statement under the Securities Act and any applicable state securities laws;

(ii) Rule 144 promulgated under the Securities Act; or

(iii) an opinion of counsel satisfactory to the Company to the effect that such registration is not required; and

(c) the Option is non-transferable regardless of whether or not there exists an exemption under which the Option could be sold or transferred to a third party;

(d) no federal, state or provincial agency has made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Shares or any other securities of the Company; and

(e) the Company is not a reporting issuer, and does not expect to become, a reporting issuer in British Columbia and the onus is on the Purchaser to comply with the laws of British Columbia in selling the Optioned Shares.

ARTICLE 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CONSULTANT

4.01 The Consultant represents and warrants to, and covenants with, the Company that:

(a) the Consultant is resident for securities law purposes in British Columbia; and

(b) the grant of the Option has not been made by expectation of employment or engagement, or of continued employment or engagement.


ARTICLE 5 TERMINATION OF OPTION

5.01 The Option and this Agreement will terminate on the earlier of the Expiry Date or:

(a) six months after the consulting agreement dated October 25, 1999 between the Company and the Consultant relating to the engagement of the Consultant for the Company in Mexico or any renewal of the Agreement is terminated;

(b) six months after the date of the death of the Consultant;

(c) the time at which any securities regulatory authority issues against the Consultant a cease trade order based on a determination that trading of the securities of the Company by the Consultant is not in the best interests of the public; or

(d) the time at which the Company determines that any of the Consultant, his legal representative or such other person as is designated by the Consultant in the notice exercising the Option as the person to whom Optioned Shares are to be issued is in breach of any condition in this Agreement or applicable law relating to the sale by the Consultant, his legal representative or such other person as is designated of any of the Optioned Shares.


ARTICLE 6 PROHIBITION ON DEALING WITH THE OPTION AND RESTRICTIONS ON SALE OF OPTIONED SHARES

6.01 The Consultant will not pledge, mortgage, hypothecate, sell, assign or transfer, or agree to pledge, mortgage, hypothecate, sell, assign or transfer the Option or any interest in, or right to, the Option.

6.02 A trade by the Consultant of an Optioned Share is deemed to be a distribution under the B.C. Act and the Securities Rules (B.C.) unless:

(a) the Company is at the time of the trade a reporting issuer not in default of any requirement of the B.C. Act and the Securities Rules (B. C.); and

(b) if the Consultant is an insider of the Company, other than a director or senior officer of the Company, the Consultant has filed all records required to be filed under sections 87 and 90 of the B.C. Act;

(c) if the Consultant is a Consultant or senior officer of the Company, the Consultant has filed all records required to be filed under sections 87 and 90 of the B.C. Act and the Company has filed all records required to be filed under
Part 12 of the B.C. Act;

(d) the trade is not a distribution from the holdings of a control person;

(e) no unusual effort must be made to prepare the market or to create a demand for the Optioned Shares; and

(f) no extraordinary commission or consideration is to be paid in respect of the trade.

6.03 The Consultant acknowledges that it the current policy of the British Columbia Securities Commission, contrary to that of other Canadian securities administrators, that a receipt for a prospectus of the Company will not, under any circumstances, be issued, if the shares of the Company are quoted through the services of the OTCBB, United States and the risk of complying with, or being subject to the provisions of the B.C. Act, lie entirely with the Consultant.


ARTICLE 7 ADJUSTMENT OF NUMBER OF OPTIONED SHARES

7.01 The number of Optioned Shares deliverable upon the exercise of the Option will be adjusted as follows:

(a) if there is any subdivision or subdivisions of the Shares while the Option is in effect into a greater number of Shares, the Company will deliver at the time of purchase of Optioned Shares, in addition to the number of Optioned Shares in respect of which the right to purchase is being exercised, such additional number of Optioned Shares as result from such subdivision or subdivisions without the Consultant making any additional payment or giving any other consideration;

(b) if there is any consolidation or consolidations of the Shares while the Option is in effect into a lesser number of Shares, the Company will deliver and the Consultant will accept, at the time of purchase of Optioned Shares, instead of the number of Optioned Shares in respect of which the right to purchase is being exercised, the lesser number of Optioned Shares as a result from such consolidation or consolidations;

(c) if there is any change of the Shares of the Company while the Option is in effect, the Company will deliver at the time of purchase of Optioned Shares the number of Optioned Shares of the appropriate class resulting from the such change as the Consultant would have been entitled to receive in respect of the number of Optioned Shares so purchased had the right to purchase been exercised before such change;

(d) if there is any capital reorganization, reclassification or change of outstanding equity shares, other than a change in the par value, of the Company or if there is any consolidation, merger or amalgamation of the Company with or into any other company or any sale of the property of the Company as or substantially as an entirety at any time while the Option is in effect, the Consultant may purchase and receive, instead of the Optioned Shares purchasable and receivable upon the exercise of the Option, the kind and amount of Shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares purchasable and receivable upon the exercise of the Option would have received as a result of such event.

The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares, whether with or without par value, will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this paragraph (d).

7.02 The adjustments provided for in section 7.01 are cumulative.

7.03 The Company will not be required to issue fractional Shares in satisfaction of its obligations and any fractional interest in a Share that would, except for the provisions of this section, be deliverable upon the exercise of the Option will be cancelled and not be deliverable by the Company.

7.04 If any questions at any time arise with respect to the Exercise Price or number of Optioned Shares deliverable upon exercise of the Option, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act, any other firm of chartered accountants in Vancouver, British Columbia that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Consultant.

7.05 The Consultant will have no rights whatsoever as a shareholder in respect of any of the Optioned Shares, including any right to receive dividends or other distributions, other than in respect of Optioned Shares in respect of which the Consultant has exercised its Option and which the Consultant has taken up and paid for.

7.06 The Company represents and warrants to, and covenants with the Consultant that:

(a) the Company will use its best efforts to proceed to have its Shares registered under the Securities Act and the Securities Exchange Act of 1934 within one year from the date of this Agreement subject to the policies of applicable securities administrators as they might be from time to time; and

(b) the Company will reserve in its treasury sufficient Shares to permit the issuance and allotment of the Optioned Shares to the Consultant if the Option or any part thereof is exercised.


ARTICLE 8 GENERAL PROVISIONS

8.01 Time is of the essence of the performance of every obligation under this Agreement, and no failure or lack of diligence by any party in proclaiming or seeking redress for any violation of, or insisting on strict performance of, any provision of this Agreement will prevent a subsequent violation of that provision, or of any other provision, from giving rise to any remedy that would be available if it were an original violation of that provision or another provision.

8.02 This Agreement will be binding upon and enure to the benefit of the respective heirs, executors, administrators and other legal representatives and, to the extent permitted hereunder, the respective successors and assigns, of the parties.

8.03 Unless otherwise provided herein, any notice, payment or other communication to a party under this Agreement may be made, given or served by delivery, telecopy or email and addressed as follows:

(a) if to Price:

Dr. Miles Price

Dr. Miles Price
3643 Marine Drive
West Vancouver, B. C. V7V IN3

Fax: 604-926-4411
Email: milesprice@aol.com
       ------------------

(b) if to Vibro-Tech

Vibro-Tech Industries, Inc.
201-11240 Bridgeport Road
Richmond, B.C.  V6X IT2

Attention: Mr. William Chow, Chairman

Fax: 604-278-2712
Email: bjchong@vibro-tech.com
       ----------------------

8.04 Any notice, payment or other communication so delivered, telecopied or emailed will be deemed to have been given or served at the time of delivery of transmission by telecopy or email.

8.05 A party may by notice change its address for service.

8.06 This Agreement constitutes the entire agreement between the parties and supercedes all previous agreements or understandings between the parties in any way relating to its subject matter and the Company has made not representations, inducements, warranties or promises concerning this Agreement or the matters referred to herein which are not embodied in this Agreement.


IN WITNESS WHERE OF this Agreement has been executed by the parties as at the date first above written.


VIBRO-TECH INDUSTRIES, INC.



By: /s/ Gary MacDonald
        Gary MacDonald, Secretary




/s/ Dr. Miles Price
    DR. MILES PRICE



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